T. Rowe Price Large-Cap Value Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2021, as supplemented

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective December 31, 2022, Mark S. Finn will step down as co-portfolio manager of the fund and cochair of the fund’s Investment Advisory Committee. John D. Linehan and Gabriel Solomon will remain co-portfolio managers of the fund and cochairs of the fund’s Investment Advisory Committee.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective December 31, 2022, Mark S. Finn will step down as co-portfolio manager of the fund and cochair of the fund’s Investment Advisory Committee. John D. Linehan and Gabriel Solomon will remain co-portfolio managers of the fund and cochairs of the fund’s Investment Advisory Committee.

The date of this supplement is March 14, 2022.

F1233-042 3/14/22